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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 22, 2004

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                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-32383                23-3070336
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
             225 CITY LINE AVENUE
          BALA CYNWYD, PENNSYLVANIA                                19004
   (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's Telephone Number, Including Area Code:   (800) 376-0022


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The registrant has entered into an agreement with Fortress Credit Corporation under which Fortress has committed to provide financing, consisting of $55.0 million of term loans and $5.0 million of revolving credit, to a subsidiary of the registrant to be formed to acquire the broadcast television business now operated by subsidiaries of the registrant that are the subject of pending bankruptcy proceedings. Fortress's commitment is subject to definitive documentation and other customary closing conditions, including the completion of the broadcast acquisition. The acquisition is subject to the negotiation of a definitive agreement with the debtors and the approval of the bankruptcy court following an auction process.

      The loans would be secured by security interests in substantially all of the borrowing subsidiary's tangible and intangible assets, including ownership interests in its subsidiaries, and in all ownership interests in the borrower. All loans would mature five years after the closing date. The revolving credit loans and $45.0 million of the term loans would bear interest at various increments, ranging from 4.5 to 9.0 percentage points over the LIBOR rate (with a LIBOR floor of 2% per year); $10.0 million of the term loans would bear interest at 16% per year. A portion of the interest may be paid in kind at the borrower's discretion, rather than in cash, in which case it would be added to principal and would bear interest. The subsidiary of the registrant that will be formed to acquire the broadcast business would issue to Fortress warrants to purchase ten percent of the common equity of the subsidiary.

      The registrant received Fortress's conditional commitment on October 22, 2004. The conditional commitment was subject, among other things, to Fortress's satisfaction, in its discretion, with the results of its due diligence investigation. On November 22, 2004, the registrant received notification that Fortress had completed its investigation and was satisfied with it, thus eliminating this discretionary condition, as well as others. The conditional commitment and notification are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

Exhibit
Number      Description of Exhibit
------      ----------------------

10.1        Fortress conditional commitment, dated October 22, 2004

10.2 Notice from Fortress eliminating diligence condition, among others, dated November 22, 2004 (Annex A to this Exhibit has been omitted from this report, but is available upon the Commission's request)


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEGASUS COMMUNICATIONS CORPORATION


                                            By     /s/ Scott A. Blank
                                               ---------------------------------
                                                     Scott A. Blank,
                                                  Senior Vice President


Date:  November 29, 2004


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                                  EXHIBIT INDEX


Exhibit
Number      Description of Exhibit
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10.1        Fortress conditional commitment, dated October 22, 2004


10.2 Notice from Fortress eliminating diligence condition, among others, dated November 22, 2004 (Annex A to this Exhibit has been omitted from this report, but is available upon the Commission's request)